AWARD AGREEMENT
                                    UNDER THE
                          LOUISIANA-PACIFIC CORPORATION
                         1997 INCENTIVE STOCK AWARD PLAN

                            NONQUALIFIED STOCK OPTION


Corporation:                                LOUISIANA-PACIFIC CORPORATION
                                            111 S.W. Fifth Avenue
                                            Portland, Oregon  97204

Participant:                                ----------------------------

                                            ----------------------------

                                            ----------------------------


Grant Date:                                 ----------------------------

Option:                                     A Nonqualified Stock Option

Option Shares:                              ______ Shares

Exercise Price:                             $______ per Share

                  Subject to the terms and conditions of the Louisiana-Pacific Corporation 1997 Incentive Stock Award Plan (the "Plan") and this Agreement, effective as of the Grant Date, Corporation grants to Participant the Option to purchase the Option Shares at the Exercise Price.

                  The provisions of Appendix A attached to this Agreement are incorporated by reference as part of this Agreement.

                                      LOUISIANA-PACIFIC CORPORATION


                                      By _______________________________________
                                      Its ______________________________________



                                      ------------------------------------------
                                      Participant

                                   APPENDIX A
                                       TO
                  AWARD AGREEMENT FOR NONQUALIFIED STOCK OPTION


                  This Award Agreement evidences the grant of a Nonqualified Stock Option (the "Option") to Participant under the Plan.

                  Capitalized terms are defined in Section 8.

1.  OPTION SHARES; ADJUSTMENT

                  In the event of a declaration of a stock dividend or a stock split (whether effected as a dividend or otherwise) by Corporation where the record date for such dividend or stock split is after the Grant Date, the number of Option Shares and the Exercise Price will automatically be adjusted proportionately to reflect the effect of such dividend or stock split.

2.  TERMS OF THE OPTION

                  The Option is subject to all applicable provisions of the Plan and to the following terms and conditions:

                  2.1 Nonqualified Stock Option. The Option is not intended to qualify as an incentive stock option meeting the requirements of IRC ss. 422.

                  2.2 Term. The term of the Option extends ten years from the Grant Date unless terminated earlier in accordance with this Agreement.

                  2.3 Exercisability. The Option initially will not be exercisable and, unless the Option is terminated or canceled earlier or the exercisability of the Option is accelerated in accordance with this Agreement, the Option may be exercised from time to time to purchase a whole number of Option Shares up to the following limits:

                  (a) Prior to the first anniversary of the Grant Date, the Option may not be exercised;

                  (b)  During  the  one-year  period   beginning  on  the  first
         anniversary of the Grant Date, the Option may be exercised to purchase up to one-third of the total Option Shares;

                  (c) During the one-year period beginning on the second anniversary of the Grant Date, the Option may be exercised to purchase up to two-thirds of the total Option Shares; and

                  (d) On and after the third anniversary of the Grant Date, the Option may be exercised to purchase all the Option Shares.

                  2.4 Effect of Termination of Employment. The Option may not be exercised (in whole or in part) unless Participant is continuously Employed by an Employer from the Grant Date through at least the first anniversary of the Grant Date. If Participant ceases to be an Employee for any reason on or after the first anniversary of the Grant Date, the term of the Option will continue for the applicable Continuation Period. The Option will remain exercisable during the Continuation Period, if at all, only to the extent the Option had become exercisable pursuant to Sections 2.3 and 2.10 of this Agreement on or prior to the Termination Date. The Option, to the extent not previously exercised, will be canceled automatically at the end of the applicable Continuation Period.

                  2.5 Method of Exercise. The Option, or any portion thereof, may be exercised, to the extent it has become exercisable pursuant to this Agreement, by delivery of written notice to Corporation stating the number of Shares, form of payment, and proposed date of closing.

                  2.6 Other Documents. Upon any exercise of the Option, Participant must furnish Corporation before the closing of such exercise such other documents or representations as Corporation may require to assure compliance with applicable laws and regulations.

                  2.7 Payment. The Exercise Price for the Shares purchased upon exercise of the Option must be paid in full in United States dollars at or before closing by one or a combination of the following:

                  2.7.1 Payment in cash or certified check or bank draft payable to the order of Corporation;

                  2.7.2 Delivery of previously acquired Shares having a Fair Market Value equal to the Exercise Price; or

                  2.7.3 By delivery (in a form approved by the  Committee) of an
         irrevocable   direction  to  a  securities  broker  acceptable  to  the
         Committee:

                           (a) To  sell  Shares  subject  to the  Option  and to
                  deliver all or a part of the sales proceeds to Corporation in payment of all or a part of the Exercise Price and withholding taxes due; or

                           (b) To pledge  Shares  subject  to the  Option to the
                  broker as security for a loan and to deliver all or a part of the loan proceeds to Corporation in payment of all or a part of the Exercise Price and withholding taxes due.

                  2.8  Previously   Acquired  Shares.   Delivery  of  previously
acquired Shares in full or partial payment for the exercise of the Option is subject to the following conditions:

                  2.8.1  The Shares tendered must be in good delivery form;

                  2.8.2 Any Shares remaining after satisfying the payment for the Option will be reissued in the same manner as the Shares tendered;

                  2.8.3 No fractional Shares will be issued and whenever payment of the full Exercise Price with Shares would require delivery of a fractional Share, Participant must deliver the next lower whole number of Shares and make a cash payment to Corporation for the balance of the Exercise Price; and

                  2.8.4 Shares may be tendered in full or partial payment of the Exercise Price only in connection with the exercise of the Option with respect to at least 2,000 Shares.

                  2.9.  Transferability.

                  2.9.1 General. Except as provided in Section 2.9.2, the Option is not transferable other than by will or the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant or, in the case Participant becomes legally incompetent, by Participant's guardian or legal representative. No assignment or transfer of the Option in violation of the foregoing restriction, whether voluntary, involuntary or by operation of law or otherwise, except by will or the laws of descent and distribution, will vest in the assignee or transferee any interest or right whatsoever, but immediately upon any attempt to assign or transfer the Option, the Option will terminate and be of no force or effect. Whenever the word "Participant" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executor, administrator, or the person or persons to whom this Option may be transferred by will or by the laws of descent and distribution, it will be deemed to include such person or persons.

                  2.9.2 Permitted Family Transfers. The Option may be transferred by Participant, without payment of consideration, to Participant's immediate family members or lineal descendants ("Permitted Family Members"), to trusts for the benefit of Permitted Family Members, or to family partnerships or limited liability companies of which Participant and Permitted Family members are the only partners or members. For purposes of this Section, a transfer of the Option to a family partnership or limited liability company in exchange for a partnership or limited liability company interest will be deemed to be a transfer without payment of consideration.

                  2.10  Effect of Change in Control.

                  2.10.1 Acceleration of Vesting. Upon a Change in Control Date, the Option, to the extent it had not yet become exercisable, will become fully exercisable. This acceleration will not extend the date on which the Option terminates. If, or to the extent, the acceleration of the exercisability of the Option pursuant to this Section 2.10.1 results in an "excess parachute payment" within the meaning of Section 280G of the Code, Corporation will reimburse Participant, on an after-tax basis, for (1) any excise tax imposed by Section 4999(a) of the Code that is directly attributable to the acceleration of the exercisability of the Option, and (2) any income taxes and excise taxes imposed on any reimbursement pursuant to this sentence. For purposes of computing any after-tax reimbursement, Participant will be deemed to pay federal, state, and local income taxes (for the state and locality of Participant's residence) at the highest effective combined marginal rates (giving effect to the deductibility of state and local taxes) for the tax year in which the reimbursement payment is made. No reimbursement will be due pursuant to this
Section 2.10.1 if, or to the extent, Participant is entitled to payment or reimbursement for the same amounts under any other agreement with Corporation.

                  2.10.2  Dissolution.   The  Option  will  terminate  upon  the
effective date of a dissolution or liquidation of Corporation.

                  2.10.3 Merger. In the event of a merger or consolidation in which Corporation is not the resulting or surviving corporation (or in which Corporation is the resulting or surviving corporation but becomes a subsidiary of another corporation), the Option will automatically be converted into an option to purchase a number of shares of the stock of the resulting or surviving corporation (or, in the event Corporation becomes a subsidiary of another corporation, such other corporation) into which Corporation's Shares are converted in the transaction with such terms and conditions, both as to number of shares, option price, and otherwise, as will substantially preserve the economic rights and benefits of Participant under this Agreement.

3.  TAX REIMBURSEMENT

                    It is a condition of Corporation's obligation to issue Shares in connection with an exercise of the Option that Participant pay to Corporation, or make provision satisfactory to Corporation for the payment of, an amount sufficient to provide for any withholding or similar tax liability imposed on Corporation in connection with or with respect to any exercise of the Option.

4.  CONDITIONS PRECEDENT

                  The Option granted pursuant to this Agreement is expressly subject to the approval of the Plan by Corporation's stockholders pursuant to
Article 15 of the Plan.

                  Corporation will use its best efforts to obtain approval of the Plan and this

Option by any state or federal agency or authority that Corporation determines has jurisdiction. If Corporation determines that any required approval cannot be obtained, this Option will terminate on notice to Participant to that effect. Without limiting the foregoing, Corporation will not be required to issue any Shares upon exercise of all or any portion of the Option until Corporation has taken all action required to comply with all applicable federal and state securities laws.

5.  SUCCESSORSHIP

                  Subject  to  restrictions  on  transferability  set  forth  in
Section 2.9, this Agreement will be binding upon and benefit the parties, their successors and assigns.

6.  NOTICES

                  Any notices under this Option must be in writing and will be effective when actually delivered personally or, if mailed, when deposited as registered or certified mail directed to the address of Corporation's records or to such other address as a party may certify by notice to the other party.

7.  ARBITRATION

                  Any dispute or claim that arises out of or that relates to this Agreement or to the interpretation, breach, or enforcement of this Agreement, must be resolved by mandatory arbitration in accordance with the then effective arbitration rules of Arbitration Service of Portland, Inc., and any judgment upon the award rendered pursuant to such arbitration may be entered in any court having jurisdiction thereof.

8.  DEFINED TERMS

                  When used in this Agreement, the following terms have the meaning specified below:

                  o  ACQUIRING  PERSON  means any  person or  related  person or related persons which constitute a "group" for purposes of Section 13(d) and Rule 13d-5 under the Securities Exchange Act of 1934 (the "Exchange Act"), as such Section and Rule are in effect as of the Grant Date; provided, however, that the term Acquiring Person shall not include (a) Corporation or any of its Subsidiaries, (b) any employee benefit plan or related trust of Corporation or any of its Subsidiaries, (c) any entity holding voting capital stock of Corporation for or pursuant to the terms of any such employee benefit plan, or (d) any person or group solely because such person or group has voting power with respect to capital stock of Corporation arising from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to the Exchange Act.




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



                  o APPROVED RETIREMENT means termination of employment with an Employer after Participant attains age 60, but only if such retirement is approved by Corporation's Chief Executive Officer, in his sole discretion.

                  o  CHANGE IN CONTROL of Corporation means:

                  (a) The acquisition by any Acquiring Person of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 20 percent or more of the combined voting power of the then outstanding Voting Securities; provided, however, that for purposes of this paragraph (a) the following acquisitions will not constitute a Change in Control: (i) any acquisition directly from Corporation, (ii) any acquisition by Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Corporation or any corporation controlled by Corporation, or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses
         (i), (ii), and (iii) of paragraph (c) of this definition of Change in Control; or

                  (b) During any period of 12 consecutive calendar months, individuals who at the beginning of such period constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director during the period whose election, or nomination for election, by Corporation's shareholders was approved by a vote of at least a majority of the directors then constituting the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (c) Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of Corporation (a "Business Combination") in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Voting Securities outstanding immediately prior to such Business
         Combination beneficially own, directly or indirectly, more than 50 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Corporation or all or substantially all of Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Voting

         Securities, (ii) no Person (excluding any employee benefit plan, or related trust, of Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (d) Approval by the shareholders of Corporation of any plan or proposal for the liquidation or dissolution of Corporation.

                  o CHANGE IN CONTROL DATE means the first date following the Grant Date on which a Change in Control has occurred.

                  o CONTINUATION PERIOD means a period during which the Option continues to be exercisable after termination of Employment, namely the period ending on the earlier of the expiration of the original term of the Option or:

                           (a) If the termination of Employment is by reason of Participant's death or Disability, the expiration of one year following the Termination Date;

                           (b) If the termination of Employment is by reason of Participant's Approved Retirement, the expiration of two years following the Termination Date;

                           (c) In the  case  of an  involuntary  termination  of
                  Participant's Employment by an Employer, the expiration of five business days following the Termination Date; or

                           (d) If the termination of Employment is for any other
                  reason, the expiration of 30 days following the Termination Date.

                  o DISABILITY means the condition of being permanently unable to perform Participant's duties for an Employer by reason of a medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of at least 12 months.

                  o EMPLOYEE AND EMPLOYMENT both refer to service by Participant as a full-time or part-time employee of an Employer, and include periods of illness or other leaves of absence authorized by an Employer. A transfer of Participant's Employment from one Employer to another will not be treated as a termination of Employment.

                  o  EMPLOYER means Corporation or a Subsidiary of Corporation.

                  o TERMINATION DATE means the date Participant ceases to be an Employee.

                  o  VOTING   SECURITIES   means   Corporation's    issued   and
         outstanding securities ordinarily having the right to vote at elections of directors.

                  o Capitalized terms not otherwise defined in this Agreement have the meanings given them in the Plan.

                                 AWARD AGREEMENT
                                    UNDER THE
                          LOUISIANA-PACIFIC CORPORATION
                         1997 INCENTIVE STOCK AWARD PLAN

                            NONQUALIFIED STOCK OPTION


Corporation:                                LOUISIANA-PACIFIC CORPORATION
                                            111 S.W. Fifth Avenue
                                            Portland, Oregon  97204

Participant:                                ----------------------------

                                            ----------------------------

                                            ----------------------------


Grant Date:                                 ----------------------------

Award:                                      Performance Shares

Target Shares:                              ______ Shares

Performance Period:                         The four calendar year period ending
                                            December 31, 2000


                  Subject to the terms and conditions of the Louisiana-Pacific Corporation 1997 Incentive Stock Award Plan (the "Plan") and this Agreement, effective as of the Grant Date, Corporation grants to Participant the right to receive a number of Performance Shares equal to up to 200 percent of the Target Shares.

                  The provisions of Appendix A attached to this Agreement are incorporated by reference as part of this Agreement.

                                      LOUISIANA-PACIFIC CORPORATION


                                      By _______________________________________
                                      Its ______________________________________



                                      ------------------------------------------
                                      Participant

                                   APPENDIX A
                                       TO
                     AWARD AGREEMENT FOR PERFORMANCE SHARES


                  This Award Agreement evidences the grant of Performance Shares to Participant under the Plan.

                  Capitalized terms are defined in Section 9.

1.  PERFORMANCE SHARES; ADJUSTMENT

                  In the event of a declaration of a stock dividend or a stock split (whether effected as a dividend or otherwise) by Corporation where the record date for such dividend or stock split is after the Grant Date, the number of Target Shares will automatically be adjusted proportionately to reflect the effect of such dividend or stock split. Furthermore, the number of Target Shares will be increased to reflect reinvestment (using the Fair Market Value of a Share on the dividend payment date) of cash dividends paid with respect to Corporation's common stock during the Performance Period.

2.  TERMS OF AWARD

                  This Award is subject to all the provisions of the Plan and to the following terms and conditions:

                  2.1 Performance Goals. The number of Performance Shares, if any, to be issued pursuant to this Award will be based on corporate performance by Corporation during the Performance Period (or, in the case of an Approved Retirement prior to the end of the Performance Period, during the Short Period described in Section 2.5.3(a)) based on a comparison of Corporation's annualized total stockholder return for the period to the mean annualized total stockholder return for the Peer Group companies.

                  2.2 Determination of Payout Percentage. The Committee will compute the positive or negative difference in percentage points (the "TSR Difference") by subtracting the Peer Group TSR from Corporation's TSR for the Performance Period (or, if applicable, the Short Period). The Payout
Percentage will be determined from the following table based on the TSR Difference.

                   TSR Difference            Payout Percentage
                   --------------            -----------------

                 Less than negative 3%                0%
                 Negative 3%                         20%
                 0%                                  60%
                 Positive 3%                        100%
                 Positive 13% and above             200%

For TSR Differences between the levels represented in the table, the Payout Percentage will be interpolated on a straight-line basis and rounded to the nearest whole percent.

                  2.3 Performance Shares. If Participant remains an Employee through the end of the Performance Period, Participant will be entitled to receive a number of Performance Shares (the "Payout Shares") equal to the product of the Payout Percentage determined pursuant to Section 2.2 multiplied by the number of Target Shares (and rounded down to a whole number of Shares). In the event Participant terminates Employment before the end of the Performance Period, Participant will be entitled to receive the number of Performance Shares, if any, described in Section 2.5. Any portion of this Award that does not become Vested pursuant to this Agreement will be canceled and Participant will not receive any Shares or other payment with respect to such non-Vested portion of the Award.

                  2.4  Settlement of Award.

                  2.4.1 General. Except as provided in Section 2.4.2, this Award will be settled on a settlement date selected by the Committee as soon as practicable after the end of the Performance Period by the delivery to Participant of:

                  (a) An unrestricted certificate for 50 percent of the Payout Shares; and

                  (b) A  certificate  subject to the  restrictions  described in
         Section 2.7 of this Agreement for the balance of the Payout Shares (the "Restricted Payout Shares").

                  2.4.2 Early Settlement. In the event Participant (or Participant's representative) becomes entitled to receive Performance Shares pursuant to Section 2.5.2 (on account of death or Disability), Section 2.5.3(a) (on account of Approved Retirement), or 2.6.1(a) (on account of a Change in Control), this Award will be settled on a settlement date selected by the Committee as soon as practical after the Termination Date, the end of the Retirement Year, or the Change in Control Date, respectively, by the delivery to Participant of an unrestricted certificate for all the Performance Shares determined pursuant to those Sections.

2.5  Employment Requirement.

                  2.5.1 General. Except as otherwise expressly provided in Sections 2.5.2 and 2.5.3, if Participant ceases to be an Employee for any reason prior to the end of the Performance Period, this Award will be canceled and Participant will not receive any Shares or other payment with respect to this Award.

                  2.5.2  Effect of Death or Disability.

                  (a) In the event Participant dies or terminates Employment by reason of Disability prior to the end of the Performance Period, Participant or Participant's representative will be entitled to receive a number of Performance Shares equal to 100 percent of the number of Target Shares.

                  (b) In the event Participant dies or terminates Employment by reason of Disability after the end of the Performance Period but before the end of the Restriction Period, the Restricted Payout Shares (if any) will automatically become fully Vested as of the Termination Date.

                  2.5.3  Effect of Approved Retirement.

                  (a) In the event Participant terminates Employment by reason of Approved Retirement prior to the end of the Performance Period, the Committee will determine the TSR Difference for the Short Period consisting of the portion of the Performance Period ending on the last day of the Retirement Year. A
Payout Percentage will be determined from the table set forth in Section 2.2 based on that Short Period TSR Difference. Participant will be entitled to receive a prorated number of Performance Shares (rounded down to a whole number of Shares) equal to (a) the product of the Payout Percentage multiplied by the number of Target Shares, multiplied by (b) a fraction with a numerator equal to the number of whole fiscal years from the beginning of the Performance Period through the last day of the Retirement year and a denominator equal to the whole number of fiscal years in the Performance Period.

                  (b) In the event Participant terminates Employment by reason of Approved Retirement after the end of the Performance Period but before the end of the Restriction Period, the Restricted Payout Shares (if any) will automatically become fully Vested as of the Termination Date.

                  2.6  Effect of Change in Control.

                  2.6.1  General.

                  (a) Upon the occurrence of a Change in Control Date prior to the end of the Performance Period, Participant will be entitled to a number of Performance Shares equal to 100 percent of the Target Shares.

                  (b) Upon the occurrence of a Change in Control Date during the Restriction Period all Restricted Payout Shares (if any) will automatically become fully Vested.

                  2.6.2 Reimbursement. If, or to the extent, (a) the determination of Participant's Performance Shares pursuant to Section 2.6.1(a) as a result of a Change in Control or (b) the Vesting of Restricted Payout Shares in connection with a Change in

Control pursuant to Section 2.6.1(b) results in an "excess parachute payment" within the meaning of Section 280G of the Code, Corporation will reimburse Participant, on an after-tax basis, for (i) any excise tax imposed by Section 4999(a) of the Code that is directly attributable to such determination or Vesting, and (2) any income taxes and excise taxes imposed on any reimbursement pursuant to this Section 2.6.2. For purposes of computing any after-tax reimbursement, Participant will be deemed to pay federal, state, and local income taxes (for the state and locality of Participant's residence) at the highest effective combined marginal rates (giving effect to the deductibility of state and local taxes) for the tax year in which the reimbursement payment is made. No reimbursement will be due pursuant to this Section 2.6.2 if, or to the extent, Participant is entitled to payment or reimbursement for the same amounts under any other agreement with Corporation.

                  2.7 Restricted Payout Shares. A certificate for the Restricted Payout Shares (if any) will be issued in Participant's name but will be retained by Corporation. During the Restriction Period, the Restricted Payout Shares may not be sold, assigned, or encumbered. If Participant dies or terminates Employment by reason of Disability or Approved Retirement before the expiration of the Restriction Period, the Restricted Payout Shares will be governed by Sections 2.5.2 and 2.5.3. If a Change in Control Date occurs during the Restriction Period, the Restricted Payout Shares will be governed by Section 2.6.1(b). If Participant terminates Employment for any other reason prior to the expiration of the Restriction Period, all the Restricted Payout Shares will be forfeited and the certificate for such Restricted Payout Shares will be canceled. If Participant remains an Employee through the Restriction Period, the restrictions of this Section 2.7 will lapse upon the expiration of the Restriction Period and an unrestricted certificate for the Restricted Payout Shares will be issued to Participant. During the Restriction Period, dividends paid with respect to the Restricted Payout Stock will be reinvested (using the Fair Market Value of a Share on the dividend payment date) in additional Restricted Payout Shares and Participant will be entitled to exercise all voting rights with respect to the Restricted Payout Shares.

                  2.8 Other Documents. Participant will be required to furnish Corporation such other documents or representations as Corporation may require to assure compliance with applicable laws and regulations as a condition of Corporation's obligation to issue any performance Shares.

                  2.9 Adjustment of Payout Percentage. Pursuant to authority granted under the Plan, the Committee may, in its discretion, reduce (even to zero) the Payout Percentage if, in the Committee's judgment, the Payout Percentage determined in accordance with Section 2.2 of this Agreement is not appropriate given actual performance by Corporation over the Performance Period (or, if applicable, the Short Period).

                  2.10.  Transferability.

                  2.10.1  General.  Except as  provided in Section  2.10.2,  the
Award is not transferable other than by will or the laws of descent and distribution. No assignment or transfer of the Award in violation of the foregoing restriction, whether voluntary, involuntary or by operation of law or otherwise, except by will or the laws of descent and distribution, will vest in the assignee or transferee any interest or right whatsoever, but immediately upon any attempt to assign or transfer the Award, the Award will terminate and be of no force or effect. Whenever the word "Participant" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executor, administrator, or the person or persons to whom this Award may be transferred by will or by the laws of descent and distribution, it will be deemed to include such person or persons.

                  2.10.2 Permitted Family Transfers. The Award may be transferred by Participant, without payment of consideration, to Participant's immediate family members or lineal descendants ("Permitted Family Members"), to trusts for the benefit of Permitted Family Members, or to family partnerships or limited liability companies of which Participant and Permitted Family Members are the only partners or members. For purposes of this Section, a transfer of the Award to a family partnership or limited liability company in exchange for a partnership or limited liability company interest will be deemed to be a transfer without payment of consideration.

3.  RIGHTS AS STOCKHOLDER

                  Prior to the issuance of Performance Shares in settlement of this Award, Participant will have no rights as a stockholder of Corporation with respect to this Award or the Target Shares. Participant's rights with respect to Restricted Payout Shares during the Restriction Period will be as set forth in
Section 2.7 of this Agreement.

4.  WITHHOLDING TAXES

                  Corporation will have the right to require Participant to remit to Corporation, or to withhold from other amounts payable to Participant, as compensation or otherwise, or from Payout Shares to be delivered to Participant in settlement of this Award (or Restricted Payout Shares to be delivered to Participant at the expiration of the Restriction Period), an amount sufficient to satisfy all federal, state and local withholding tax requirements with respect to the Award or the Payout Shares. Participant may, by written notice to Committee which complies with any applicable timing restrictions imposed pursuant to Rule 16b-3 under the Exchange Act, elect to have withholding taxes satisfied by withholding Vested Shares. To the extent required by Rule 16b-3, such election will be subject to approval by the Committee.

5.  CONDITIONS PRECEDENT

                  This Award is expressly subject to the approval of the Plan by Corporation's stockholders pursuant to Article 15 of the Plan.

                  Corporation will use its best efforts to obtain approval of the Plan and this Award by any state or federal agency or authority that Corporation determines has jurisdiction. If Corporation determines that any required approval cannot be obtained, this

Award will terminate on notice to Participant to that effect. Without limiting the foregoing, Corporation will not be required to issue any certificates for Payout Shares, or any portion thereof, until Corporation has taken all action required to comply with all applicable federal and state securities laws.

6.  SUCCESSORSHIP

                  Subject  to  restrictions  on  transferability  set  forth  in
Section 2.10, this Agreement will be binding upon and benefit the parties, their successors and assigns.

7.  NOTICES

                  Any notices under this Agreement must be in writing and will be effective when actually delivered personally or, if mailed, when deposited as registered or certified mail directed to the address of Corporation's records or to such other address as a party may certify by notice to the other party.

8.  ARBITRATION

                  Any dispute or claim that arises out of or that relates to this Agreement or to the interpretation, breach, or enforcement of this Agreement, shall be resolved by mandatory arbitration in accordance with the then effective arbitration rules of Arbitration Service of Portland, Inc., and any judgment upon the award rendered pursuant to such arbitration may be entered in any court having jurisdiction thereof.

9.  DEFINED TERMS

                  When used in this Agreement, the following terms have the meaning specified below:

                  o  ACQUIRING  PERSON  means any  person or  related  person or related persons which constitute a "group" for purposes of Section 13(d) and Rule 13d-5 under the Securities Exchange Act of 1934 (the "Exchange Act"), as such Section and Rule are in effect as of the Grant Date; provided, however, that the term Acquiring Person shall not include (a) Corporation or any of its Subsidiaries, (b) any employee benefit plan or related trust of Corporation or any of its Subsidiaries, (c) any entity holding voting capital stock of Corporation for or pursuant to the terms of any such employee benefit plan, or (d) any person or group solely because such person or group has voting power with respect to capital stock of Corporation arising from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to the Exchange Act.

                  o APPROVED RETIREMENT means termination of Employment with an Employer after Participant attains age 60, but only if such retirement is approved by Corporation's Chief Executive Officer, in his sole discretion.

                  o  CHANGE IN CONTROL of Corporation means:

                  (a) The acquisition by any Acquiring Person of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 20 percent or more of the combined voting power of the then outstanding Voting Securities; provided, however, that for purposes of this paragraph (a) the following acquisitions will not constitute a Change in Control: (i) any acquisition directly from Corporation, (ii) any acquisition by Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Corporation or any corporation controlled by Corporation, or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses
         (i), (ii), and (iii) of paragraph (c) of this definition of Change in Control; or

                  (b) During any period of 12 consecutive calendar months, individuals who at the beginning of such period constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director during the period whose election, or nomination for election, by Corporation's stockholders was approved by a vote of at least a majority of the directors then constituting the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (c) Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of Corporation (a "Business Combination") in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Voting Securities outstanding immediately prior to such Business
         Combination beneficially own, directly or indirectly, more than 50 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Corporation or all or substantially all of Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Voting
         Securities, (ii) no Person (excluding any employee benefit plan, or related trust, of Corporation or such corporation resulting from such Business

         Combination) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (d) Approval by the stockholders of Corporation of any plan or proposal for the liquidation or dissolution of Corporation.

                  o CHANGE IN CONTROL DATE means the first date following the Grant Date on which a Change in Control has occurred.

                  o DISABILITY means the condition of being permanently unable to perform Participant's duties for an Employer by reason of a medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of at least 12 months.

                  o EMPLOYEE AND EMPLOYMENT both refer to service by Participant as a full-time or part-time employee of an Employer, and include periods of illness or other leaves of absence authorized by an Employer. A transfer of Participant's Employment from one Employer to another will not be treated as a termination of Employment.

                  o  EMPLOYER means Corporation or a Subsidiary of Corporation.

                  o  PAYOUT  PERCENTAGE  means  the  percentage   determined  as
         provided in Section 2.2 used to determine the number of Performance Shares to be issued to Participant pursuant to this Award.

                  o  PEER GROUP means the following  forest products  companies:
         Boise Cascade, Georgia-Pacific, Potlatch, Weyerhaeuser, and Willamette Industries. In the event that during the Performance Period any of the foregoing companies (1) is subject to a Change in Control, or (2) becomes a debtor in a voluntary or involuntary bankruptcy case, such company automatically will be excluded from the Peer Group for the entire Performance Period.

                  o PEER GROUP TSR means the mean annualized total stockholder return (computed in the same manner as described in the definition of TSR or Total Stockholder Return) for the members of the Peer Group.

                  o PERFORMANCE PERIOD means the period described on the cover page to this Agreement.

                  o PERFORMANCE SHARES means the number of Shares issuable to Participant pursuant to this Award as provided in Section 2.3.

                  o RESTRICTION PERIOD means the two-year period following the expiration of the Performance Period during which the restrictions described in Section 2.7 are applicable.

                  o  RETIREMENT   YEAR  means  the  fiscal  year  during   which
         Participant terminates Employment by reason of an Approved Retirement.

                  o SHORT PERIOD means, in the event of an Approved Retirement, the portion of the Performance Period through the end of the Retirement Year determined as provided in Section 2.5.3.

                  o TSR OR TOTAL STOCKHOLDER RETURN means, for the Performance Period or, if applicable, the Short Period, an amount (expressed as a percentage) equal to 1 less than:

                  (a) the  ratio  of  the   Closing   Investment   to  the  Base
         Investment;

                  (b) raised to an exponential power with an exponent equal to 1 divided by the number of years in the Performance Period (or the Short Period).

                  For purposes of the forgoing calculation:

                           (i) BASE  PRICE  means  the mean  daily  stock  price
                  (based on reported closing stock trading prices for each day on the principal exchange or market on which the Shares trade) of the Shares for the last fiscal quarter of the fiscal year preceding the Performance Period.

                           (ii)  BASE INVESTMENT means $100.

                           (iii) CLOSING PRICE means the mean daily stock price (computed in the same manner as described above for Base Price) of the Shares for each trading day of the last fiscal quarter of the Performance Period (or, for an Approved Retirement, the last fiscal quarter of the Short Period).

                           (iv) CLOSING INVESTMENT means the product of the Closing Price and a number of Shares equal to:

                                    (A) The Base Investment  divided by the Base
                           Price;

                                    (B) Increased, as of the ex-dividend date of
                           each dividend or distribution paid during the Performance Period (or Short Period), by a number (or fractional number) of Shares equal to the dollar amount or, in the case of a non-cash distribution, the market value (as of the date of distribution) of each such dividend or distribution divided by the closing stock trading price of the Shares on the ex-dividend date;

                                    (C) With all closing  prices and dividend or
                           distribution amounts adjusted to reflect any stock dividends or stock splits or similar changes in capitalization.

                  o  TSR  DIFFERENCE  means the positive or negative  difference
         computed  by  subtracting   the  Peer  Group  TSR  for  a  period  from
         Corporation's TSR for that period.

                  o TARGET SHARES means the number of Shares set forth on the cover page to this Agreement that is used to determine the number of Performance Shares to be issued to Participant under this Award.

                  o TERMINATION DATE means the date Participant ceases to be an Employee.

                  o VOTING SECURITIES means Corporation's issued and outstanding securities ordinarily having the right to vote at elections of directors.

                  o Capitalized terms not otherwise defined in this Agreement have the meanings given them in the Plan.